UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2009

INGERSOLL-RAND PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-34400	98-0626632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170/175 Lakeview Dr.

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353) (0) 18707400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 15, 2009, senior management of Ingersoll-Rand plc (the “Company”) attended the J.P. Morgan Diversified Industries Conference in New York City. During the Question and Answer portion of the Company’s presentation, senior management stated that the operating margins for the Air Conditioning Systems and Services segment (ACSS) were expected to be in the low double digit range for the second half of 2009. The Company wants to clarify that these operating margins for ACSS exclude (rather than include) restructuring and non-cash acquisition related costs.

This filing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, the Company’s plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of the management of the Company and there can be no assurance that such expectations will prove to be correct. Forward-looking statements are subject to changes in circumstances, risks and uncertainties, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. General U.S. and international economic and political conditions, the outcome of litigation and governmental proceedings, changes in government regulations and tax laws, the Company’s ability to achieve its Trane acquisition synergies target and cost savings in connection with its strategic restructuring and its reorganization from Bermuda to Ireland are examples of factors, among others, that could cause actual results to differ materially from those anticipated in the forward-looking statements. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Form 10-K for the year ended December 31, 2008, the Company’s Form 10-Qs for the quarters ended March 31, 2009 and June 30, 2009 and in the Company’s other filings made with the Securities and Exchange Commission (the “SEC”), all of which are available at the SEC’s Internet site (http://www.sec.gov). These forward-looking statements are based on current expectations and the Company assumes no obligation to update these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC
(Registrant)

Date: September 18, 2009	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel

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